Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
Intangible Assets
Intangible assets consist of lease rights and relate to consideration paid to former lessees to acquire an option to a lease or to take over an existing lease contract from a third party company. Any amounts paid to the lessor are recognized as part of the lease contract upon their classification. Any amounts paid to former lessees to take over the contract are recognized as lease rights.
Capitalized lease rights, at cost as of December 31, 2015 and 2014, are as follows:

(in US$ millions)	2015	2014
Land lease rights	32.1	35.5
Jetty lease rights	7.9	8.9
At cost	40.0	44.4
Accumulated amortization	(4.8)	(4.2)
Net intangibles assets	35.2	40.2

The capitalized lease rights relate to the acquisition of such rights for an adjacent plot of land at the Rotterdam terminal amounting to $35.2 million and $40.2 million as of December 31, 2015 and 2014, respectively for which we paid the former lessee an amount to take over the lease contract with the port authorities.
Amortization expense was $1.2 million, $1.2 million and $1.2 million during the years ended December 31, 2015, 2014 and 2013, respectively. The remaining amortization period is related to the maturity date of the lease and amounts between 37-39 years, as of December 31, 2015. Estimated amortization expense for amortizable intangible assets for the next five years amounts to $1.0 million for each period of 2016 through 2020.